Exhibit 32.1

CERTIFICATE PURSUANT TO 18 U.S.C. SECTION 1350, SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Avenue Entertainment Group, Inc. (the “Company”) on Form 10-QSB for the nine months ended September 30, 2007 as filed with the Securities and Exchange Commission (the “Report”), we, Michael D. Feldman, Chairman and Chief Executive Officer, and Jerome I. Feldman, Vice Chairman, Chief Financial Officer and Treasurer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 9, 2008

/s/ MICHAEL D. FELDMAN Michael D. Feldman Chairman, Chief Executive Officer

/s/ JEROME I. FELDMAN Jerome I. Feldman Vice Chairman, Chief Financial Officer, Treasurer

GREENBERG TRAURIG, LLP
MetLife Building
200 Park Avenue
New York, New York 10166

Spencer G. Feldman
212-801-9221

April 10, 2008

VIA EDGAR

U.S. Securities and Exchange Commission
100 F. Street, N.E.
Washington, D.C. 20549

Re:	Avenue Entertainment Group, Inc. — Quarterly Report on Form 10-QSB for the Nine Months ended September 30, 2007

Dear Sirs:

On behalf of Avenue Entertainment Group, Inc., a Delaware corporation, we hereby submit in electronic format for filing with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and Rule 101(a) (1) (iii) of Regulation S-T, one copy of Avenue Entertainment Group’s Quarterly Report on Form 10-QSB for the nine months ended September 30, 2007.

Please address any comments or questions that you may have concerning the Form 10-QSB to Michel D. Feldman, Avenue Entertainment Group’s Chief Executive Officer, Jerome I. Feldman, Avenue Entertainment Group’s Chief Financial Officer, or to me.

Very truly yours,

/s/ Spencer G. Feldman
Spencer G. Feldman

Encls.

cc:	Mr. Michael D. Feldman Mr. Jerome I. Feldman